UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2026 (February 10, 2026)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2026, at the annual meeting of shareowners of Rockwell Automation, Inc. (the “Company”), the Company’s shareowners approved the Rockwell Automation, Inc. 2026 Long-Term Incentives Plan (the “2026 Plan”). The 2026 Plan permits grants to be made from time to time as stock options, which may be non-qualified options or, solely for participants who are employees, incentive stock options eligible for special tax treatment, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, or, solely for participants who are directors, shares of stock not subject to any restrictions. The number of shares of the Company’s common stock authorized for delivery under the 2026 Plan is 10.6 million, plus any shares of common stock subject to awards granted under the Rockwell Automation, Inc. 2020 Long-Term Incentives Plan and the Rockwell Automation, Inc. 2012 Long-Term Incentives Plan that expire or are forfeited or cancelled, or shares that were covered by an award where the benefit is paid in cash instead of shares. The Company’s Board of Directors approved the 2026 Plan subject to shareowner approval. Shareowner approval was obtained in order to comply with the applicable requirements of the New York Stock Exchange. Shareowner approval was also necessary under the federal income tax rules with respect to the qualification of incentive stock options. Additional details about the 2026 Plan are set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2025 (the “Proxy Statement”). The foregoing description of the 2026 Plan is not complete and is qualified in its entirety by reference to the 2026 Plan, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Rockwell Automation, Inc 2026 Long-Term Incentives Plan (incorporated by reference to Appendix A to Rockwell Automation, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on December 22, 2025).

104	Cover Page Interactive Data File, formatted in inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By:	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary

Date: February 17, 2026

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